SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant:        Yes.

Filed by a Party other than the Registrant:  No.

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                                 LINCOLN BANCORP
                (Name Of Registrant As Specified In Its Charter)

                                 LINCOLN BANCORP
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
         and 0-11
         (1)      Title of each class of securities to which transaction
                  applies:             N/A
         (2)      Aggregate number of securities to which transaction
                  applies:             N/A
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and
                  state how it was determined):     N/A
         (4)      Proposed maximum aggregate value of transaction:     N/A
         (5)      Total fee paid:
[ ]      Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
         Schedule and the date of its filing.       N/A
         (1)      Amount Previously Paid:
         (2)      Form, Schedule or Registration Statement No.:
         (3)      Filing Party:
         (4)      Date Filed:

                                 Lincoln Bancorp
                                  P.O. Box 510
                              1121 East Main Street
                            Plainfield, Indiana 46168
                                 (317) 839-6539

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

                           To Be Held On July 6, 1999



     Notice is hereby given that the Annual Meeting of Shareholders of Lincoln Bancorp (the "Holding Company") will be held at the Guilford Township Community Center, 1500 S. Center Street, Plainfield, Indiana, on Tuesday, July 6, 1999, at 12:00 p.m., Eastern Standard Time.

     The Annual Meeting will be held for the following purposes:

     1. Election of Directors. Election of all nine of the directors of the Holding Company to serve staggered terms, with terms expiring in 2000, 2001 and 2002.

     2. Approval of Stock Option Plan. Approval and ratification of the Lincoln Bancorp Stock Option Plan (the "Option Plan").

     3. Approval of Recognition and Retention Plan and Trust. Approval and ratification of the Lincoln Federal Savings Bank Recognition and Retention Plan and Trust (the "RRP").

     4. Other Business. Such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on May 17, 1999, are entitled to vote at the meeting or any adjournment thereof.

     We urge you to read the enclosed Proxy Statement carefully so that you may be informed about the business to come before the meeting, or any adjournment thereof. At your earliest convenience, please sign and return the accompanying proxy in the postage-paid envelope furnished for that purpose.

     A copy of our Annual Report for the fiscal year ended December 31, 1998, is enclosed. The Annual Report is not a part of the proxy soliciting material enclosed with this letter.



                                             By Order of the Board of Directors



                                             /s/ T. Tim Unger
                                             T. Tim Unger,
                                             Chairman, President and
                                             Chief Executive Officer


Plainfield, Indiana

May 27, 1999



IT IS IMPORTANT THAT THE PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                 Lincoln Bancorp
                                  P.O. Box 510
                              1121 East Main Street
                            Plainfield, Indiana 46168
                                 (317) 839-6539

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------
                                       FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                                  July 6, 1999

     This Proxy Statement is being furnished to the holders of common stock, without par value (the "Common Stock"), of Lincoln Bancorp (the "Holding Company"), an Indiana corporation, in connection with the solicitation of proxies by the Board of Directors of the Holding Company to be voted at the Annual Meeting of Shareholders to be held at 3:00 p.m., Eastern Standard Time, on July 6, 1999, at the Holding Company's principal office at 1121 E. Main Street, Plainfield, Indiana, and at any adjournment of such meeting. The principal asset of the Holding Company consists of 100% of the issued and outstanding shares of common stock, $.01 par value per share, of Lincoln Federal Savings Bank (the "Bank"). This Proxy Statement is expected to be mailed to the shareholders of the Holding Company on or about May 27, 1999.

     The proxy solicited hereby, if properly signed and returned to the Holding Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each proxy received will be voted for each of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies.

     Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by (i) filing with the Secretary of the Holding Company written notice thereof (John M. Baer, P.O. Box 510, 1121 East Main Street, Plainfield, Indiana 46168), (ii) submitting a duly executed proxy bearing a later date, or (iii) by appearing at the Annual Meeting and giving the Secretary notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     Only shareholders of record at the close of business on April 30, 1999 ("Voting Record Date"), will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 7,009,250 shares of the Common Stock issued and outstanding, and the Holding Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented at the Annual Meeting. The holders of over 50% of the outstanding shares of Common Stock as of the Voting Record Date must be present in person or by proxy at the Annual Meeting to constitute a quorum. In determining whether a quorum is present, shareholders who abstain, cast broker non-votes, or withhold authority to vote on one or more director nominees will be deemed present at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 30, 1999, by each person who is known by the Holding Company to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                             Number of Shares
   Name and Address                           of Common Stock      Percent
of Beneficial Owner(1)                      Beneficially Owned    of Class
----------------------                      ------------------    --------
   Home Federal Savings Bank, as Trustee
   501 Washington Street
   Columbus, Indiana 47201                        560,740  (2)       8.0%

(1) The information in this chart is based on a Schedule 13G Report filed by the above-listed person with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by it. It does not reflect any changes in those shareholdings which may have occurred since the date of such filing.

(2) These shares are held by the Trustee of the Lincoln Bancorp Employee Stock Ownership Plan and Trust (the "ESOP"). The Employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted. Prior to the initial allocation of shares, the ESOP shares will be voted by the ESOP committee.

                       PROPOSAL I -- ELECTION OF DIRECTORS

     The Board of Directors consists of nine members. The By-Laws provide that the Board of Directors is to be divided into three classes as nearly equal in number as possible. The members of each class are to be elected for a term of three years and until their successors are elected and qualified. One class of directors is to be elected annually. Directors must have their primary domicile in Clinton, Hendricks or Montgomery Counties, Indiana, must have had a loan or deposit relationship with the Bank for a continuous period of nine months prior to their nomination to the Board (or in the case of directors in office on September 10, 1998, prior to that date), and non-employee directors must have served as a member of a civic or community organization based in Clinton, Hendricks or Montgomery Counties, Indiana for at least a continuous period of 12 months during the five years prior to their nomination to the Board. Since this is the first Annual Meeting of Shareholders following the organization of the Holding Company, it is necessary to elect all of the directors for the terms set forth below. In addition to the current directors of the Holding Company, Dennis
W. Dawes has been nominated for a one-year term to replace Edward E. Whalen who will be retiring from the Board at the annual shareholder meeting.

     Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxy holders will nominate and vote for a replacement nominee recommended by the Board of Directors. At this time, the Board of Directors knows of no reason why the nominees listed below may not be able to serve as directors if elected.

     The following table sets forth certain information regarding the nominees for the position of director of the Holding Company, including the number and percent of shares of Common Stock beneficially owned by such persons as of the Voting Record Date. Unless otherwise indicated, each nominee has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. No nominee for director is related to any other nominee for director or executive officer of the Holding Company by blood, marriage, or adoption, and there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected. The table also sets forth the number of shares of Holding Company Common Stock beneficially owned by all directors and executive officers of the Holding Company as a group.


                                                                     Director          Common Stock
                              Expiration of     Director of the       of the           Beneficially
                                 Term as            Holding            Bank             Owned as of           Percentage
       Name                     Director         Company Since         Since           May 17, 1999           of Class(1)
---------------------         -------------     --------------       ----------       ---------------         -----------
Director Nominees
-----------------
Lester N. Bergum, Jr.             2000                1998              1996             20,000  (2)             .29%
W. Thomas Harmon                  2001                1998              1982             50,000                  .71%
Jerry R. Holifield                2001                1998              1992             20,132                  .29%
Wayne E. Kessler                  2000                1998              1976             10,000  (3)             .14%
David E. Mansfield                2002                1998              1997             10,000                  .14%
John C. Milholland                2001                1998              1988             46,962                  .67%
T. Tim Unger                      2002                1998              1996             50,000                  .71%
John L. Wyatt                     2002                1998              1992             30,000  (4)             .43%
Dennis W. Dawes                   2000             New Nominee        New Nominee             0                  .00%
All directors and
executive officers
as a group (11 persons)                                                                 282,985                 4.04%

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the directors residing in their homes.

(2)      Of these shares, 7,610 are held jointly by Mr. Bergum and his spouse.

(3)      These shares are held jointly by Mr. Kessler and his spouse.

(4)      Includes 16,791 shares held jointly by Mr. Wyatt with his spouse.

     Presented below is certain information concerning the director nominees of the Holding Company:

         Lester N. Bergum, Jr. (age 50) is an attorney and partner with the firm of Robison, Robison, Bergum & Johnson in Frankfort, Indiana, where he has practiced since 1974. He has also served since 1989 as president of Title Insurance Services, Inc., a title agency located in Frankfort, Indiana.

         Dennis W. Dawes (age 53) has served as President and Treasurer of Hendricks Community Hospital and President of Hendricks Community Hospital Foundation in Danville, Indiana for over five years.

         W. Thomas Harmon (age 59) has served as the co-owner, Vice President, Treasurer and Secretary of Crawfordsville Town & Country Homecenter, Inc. in Crawfordsville, Indiana, since 1978. Mr Harmon is also a co-owner and officer of RGW, Inc., in Crawfordsville, a company that develops real estate subdivisions and manages apartment rental properties, a position he has held since 1965.

     Jerry Holifield (age 57) has been the School Superintendent of the Plainfield Community School Corporation since 1991.

     Wayne  E.   Kessler   (age  68)  has  been  a   self-employed   farmer   in
Crawfordsville, Indiana since 1949. Mr. Kessler is currently semi-retired.

     David E. Mansfield (age 56) is an Administrative Supervisor for Marathon Oil Company where he has worked since 1973.

     John C. Milholland (age 62) has been Principal of Frankfort Senior High School in Frankfort, Indiana since 1989.

     T. Tim Unger (age 58) has been President and Chief Executive Officer of Lincoln Federal since January, 1996. Before then, Mr. Unger served as President and Chief Executive Officer of Summit Bank of Clinton County from 1989 through 1995.

     John L. Wyatt (age 62) is a District Agent for Northwestern Mutual Life Insurance Company where he has been employed since 1960.

     The Bank also has a director emeritus program pursuant to which our former directors may continue to serve as advisors to the Board of Directors upon their retirement or resignation from the Board. Currently, Frank A. Beardsley and Charles Jones serve as directors emeritus. Following the shareholder annual meeting, Edward E. Whalen will also serve as a director emeritus of the Bank.

     THE DIRECTORS SHALL BE ELECTED UPON RECEIPT OF A PLURALITY OF VOTES CAST AT THE ANNUAL SHAREHOLDERS MEETING. PLURALITY MEANS THAT INDIVIDUALS WHO RECEIVE THE LARGEST NUMBER OF VOTES CAST ARE ELECTED UP TO THE MAXIMUM NUMBER OF DIRECTORS TO BE CHOSEN AT THE MEETING. ABSTENTIONS, BROKER NON-VOTES, AND INSTRUCTIONS ON THE ACCOMPANYING PROXY TO WITHHOLD AUTHORITY TO VOTE FOR ONE OR MORE OF THE NOMINEES WILL RESULT IN THE RESPECTIVE NOMINEE RECEIVING FEWER VOTES. HOWEVER, THE NUMBER OF VOTES OTHERWISE RECEIVED BY THE NOMINEE WILL NOT BE REDUCED BY SUCH ACTION.

The Board of Directors and its Committees

     During the fiscal year ended December 31, 1998, the Board of Directors of the Holding Company acted by written consent two times. No director attended fewer than 75% of the aggregate total number of meetings during the last fiscal year of the Board of Directors of the Holding Company held while he served as director and of meetings of committees which he served during that fiscal year. The Board of Directors of the Holding Company has an Audit Committee and a Stock Compensation Committee, among its other Board Committees. All committee members are appointed by the Board of Directors.

     The Audit Committee, the members of which are W. Thomas Harmon, Wayne E. Kessler and Jerry R. Holifield, recommends the appointment of the Holding Company's independent accountants, and meets with them to outline the scope and review the results of such audit. The Audit Committee did not meet during the fiscal year ended December 31, 1998, because the stock conversion of the Bank did not close until December 30, 1998.

     The Stock Compensation Committee administers the Option Plan and the RRP which are being submitted to a vote of the shareholders at the Annual Meeting. The members of that Committee are Messrs. Harmon, Holifield, Mansfield and Milholland. It did not meet during fiscal 1998 because the plans were not adopted until April 20, 1999.

     The Board of Directors of the Holding Company nominated the slate of directors set forth in the Proxy Statement. Although the Board of Directors of the Holding Company will consider nominees recommended by shareholders, it has not actively solicited recommendations for nominees from shareholders nor has it established procedures for this purpose. Directors must satisfy certain qualification requirements set forth in the Holding Company's By-Laws. Article III, Section 12 of the Holding Company's By-Laws provides that shareholders entitled to vote for the election of directors may name nominees for election to the Board of Directors but there are certain requirements that must be satisfied in order to do so. Among other things, written notice of a proposed nomination must be received by the Secretary of the Holding Company not less than 120 days prior to the Annual Meeting; provided, however, that in the event that less than 130 days' notice or public disclosure of the date of the meeting is given or made to shareholders (which notice or public disclosure includes the date of the Annual Meeting specified in the Holding Company's By-Laws if the Annual Meeting is held on such date), notice must be received not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

Management Remuneration and Related Transactions

     Remuneration of Named Executive Officer

     During the fiscal year ended December 31, 1998, no cash compensation was paid directly by the Holding Company to any of its executive officers. Each of such officers was compensated by the Bank.

     The following tables set forth information as to annual, long term and other compensation for services in all capacities to the President and Chief Executive Officer of the Holding Company for the two fiscal years ended December 31, 1998 and the Chief Financial Officer, Secretary and Treasurer of the Holding Company for the fiscal year ended December 31, 1998 (the "Named Executive Officers"). There were no other executive officers of the Holding Company who earned over $100,000 in salary and bonuses during either of the two fiscal years ended December 31, 1998.


                                                                       Summary Compensation Table
                                                              Annual Compensation
                                                                               Long Term Compensation
                                                 Annual Compensation                   Awards
                                                                     Other                                   All
                                                                    Annual     Restricted   Securities      Other
Name and                    Fiscal                                  Compen-       Stock     Underlying     Compen-
Principal Position           Year     Salary ($)      Bonus ($)  sation($)(1)   Awards($)   Options(#)  sation($)(2)
------------------           ----     ----------      ---------  ------------   ---------   ----------  ------------
T. Tim Unger, President      1998    $135,000 (3)(4) $30,000          ---             ---       ---        $3,555
  and Chief Executive Officer1997    $125,000 (3)(4) $10,000          ---             ---       ---        $3,330
John M. Baer                 1998    $ 95,000        $ 9,500          ---             ---       ---        $  990


(1)  The  Named  Executive  Officers  received  certain  perquisites,   but  the
     incremental cost of providing such perquisites did not exceed the lesser of $50,000 or 10% of their salary and bonus.

(2) All Other Compensation includes the Bank's matching contributions under its 401(k) Plan.

(3)  Mr. Unger does not receive any directors fees.

(4) Includes amounts deferred pursuant to Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") under the Bank's 401(k) Plan.

     Stock Options

     No stock options were granted during fiscal 1998 to, or held as of December 31, 1998 by, the Named Executive Officers. For information concerning grants of stock options made in fiscal 1999, including a grant of a stock option for 175,231 shares of the Common Stock to T. Tim Unger and a grant of a stock option for 60,092 shares to John M. Baer, see "Proposal II--Stock Option Plan."

     Employment Contract

     The Bank entered into a three-year employment contract with Mr. Unger. The contract with Mr. Unger extends annually for an additional one-year term to maintain its three-year term if the Bank's Board of Directors determines to so extend it, unless notice not to extend is properly given by either party to the contract. Mr. Unger receives a salary under the contract equal to his current salary with the Bank subject to increases approved by the Board of Directors. The contract also provides, among other things, for participation in other fringe benefits and benefit plans available to the Bank's employees. Mr. Unger may terminate his employment upon 60 days' written notice to the Bank. The Bank may discharge Mr. Unger for cause (as defined in the contract) at any time or in certain specified events. If the Bank terminates Mr. Unger's employment for other than cause or if Mr. Unger terminates his own employment for cause (as defined in the contract), Mr. Unger will receive his base compensation under the contract for an additional three years if the termination follows a change of control in the Holding Company, and for the balance of the contract if the termination does not follow a change in control. In addition, during such period, Mr. Unger will continue to participate in the Bank's group insurance plans and retirement plans, or receive comparable benefits. Moreover, within a period of three months after such termination following a change of control, Mr. Unger will have the right to cause the Bank to purchase any stock options he holds for a price equal to the fair market value (as defined in the contract) of the shares subject to such options minus their option price. If the payments provided for in the contract, together with any other payments made to Mr. Unger by the Bank, are deemed to be payments in violation of the "golden parachute" rules of the Code, such payments will be reduced to the largest amount which would not cause the Bank to lose a tax deduction for such payments under those rules. As of the date hereof, the cash compensation which would be paid under the contract to Mr. Unger if the contract were terminated after a change of control of the Holding Company, without cause by the Bank, or for cause by Mr. Unger, would be $405,000. For purposes of this employment contract, a change of control of the Holding Company is generally an acquisition of control, as defined in regulations issued under the Change in Bank Control Act and the Savings and Loan Holding Company Act.

      The employment contract protects the Bank's confidential business information and protects the Bank from competition by Mr. Unger should he voluntarily terminate his employment without cause or be terminated by the Bank for cause.

Compensation of Directors

     The Bank pays its non-employee directors a monthly retainer of $850 plus $400 for each regular meeting attended and $200 for each committee meeting attended, with a maximum of $1,200 in annual committee fees. The Bank's directors emeritus receive a $500 monthly retainer plus $100 for each meeting they attend. Total fees paid to Bank directors and directors emeritus for the year ended December 31, 1998 were approximately $181,000.

     The Bank's directors and directors emeritus may, pursuant to a deferred compensation agreement, defer payment of some or all of their directors fees, bonuses or other compensation into a retirement account. Under this agreement, deferred directors fees are to be distributed either in a lump-sum payment or in equal annual or monthly installments over any period of from five to ten years. The lump sum or first installment is payable to the director, at the director's discretion, on the first day of the calendar year immediately following the year in which he ceases to be a director, or in the year in which the director attains that age specified by the retirement income test of the Social Security Act. Any additional installments will be paid on the first day of each succeeding year thereafter. At present, the following directors participate in the deferred compensation plan: Lester N. Bergum, Jr., W. Thomas Harmon, Wayne
E. Kessler and Edward E. Whalen.

     Directors of the Holding Company and the Bank are not currently paid directors' fees. The Holding Company may, if it believes it is necessary to attract qualified directors or is otherwise beneficial to the Holding Company, adopt a policy of paying directors' fees.

     The Bank has also adopted a Deferred Director Supplemental Retirement Plan (the "Supplemental Plan") which provides for the continuation of directors fees to a director upon the later of a director's attainment of age 70 or the date on which he ceases to be a director. A director's interest in the Supplemental Plan will vest gradually over a five-year period commencing upon the director's completion of five years of service on our board. Upon completing nine years of service, the director's interest in the Supplemental Plan will be fully vested. The interests of directors who, as of December 1, 1997, had served at least one year on the Board vested immediately upon the adoption of the Supplemental Plan. The benefits payable to a director under the Supplemental Plan are calculated by multiplying the director's vested percentage times the rate of directors fees paid to the director immediately prior to his attainment of age 70 or, if earlier, the date his status as a director terminated. In the event that a director's death occurs prior to the commencement of payments under the Supplemental Plan, the director's designated beneficiary shall receive a monthly payment calculated by multiplying the director's vested percentage times the rate of directors fees in effect immediately prior to the director's death or, if earlier, the date on which his status as a director terminated. Payments under the Supplemental Plan will continue for 120 months.

Pension Plan

     The Bank's full-time employees are included in the Pension Plan. Separate actuarial valuations are not made for individual employer members of the Pension Plan. The Bank's employees are eligible to participate in the plan once they have attained the age of 21 and completed one year of service for the Bank and provided that the employee is expected to complete a mimimum of 1,000 hours of service in the 12 consecutive months following his enrollment date. An employee's pension benefits are 100% vested after five years of service.

     The Pension Plan provides for monthly or lump sum retirement benefits determined as a percentage of the employee's average salary (for the employee's highest five consecutive years of salary) times his years of service. Salary includes base annual salary as of each January 1, exclusive of overtime, bonuses, fees and other special payments. Early retirement, disability, and death benefits are also payable under the Pension Plan, depending upon the participant's age and years of service. The Bank recorded no expense for the Pension Plan during the fiscal year ended December 31, 1998, as the Plan was fully funded that year.

     The estimated base annual retirement benefits presented on a straight-line basis payable at normal retirement age (65) under the Pension Plan to persons in specified salary and years of service classifications are as follows (benefits noted in the table are not subject to any offset).

                                        Years of Service
Highest 5-Year
   Average
Compensation      15        20        25        30       35       40       45
-------------------------------------------------------------------------------
  $  60,000     18,000    24,000   30,000    36,000   42,000   48,000    54,000
     80,000     24,000    32,000   40,000    48,000   56,000   64,000    72,000
    100,000     30,000    40,000   50,000    60,000   70,000   80,000    90,000
    120,000     36,000    48,000   60,000    72,000   84,000   96,000   108,000
    140,000     42,000    56,000   70,000    84,000   98,000  112,000   126,000

     Benefits are currently subject to maximum Code limitations of $130,000 per year. The years of service credited to Mr. Unger under the Pension Plan as of December 31, 1998 were three.

Transactions With Certain Related Persons

         The Bank follows a policy of offering to its directors, officers, and employees real estate mortgage loans secured by their principal residence as well as other loans. Current law authorizes the Bank to make loans or extensions of credit to our executive officers, directors, and principal shareholders on the same terms that are available with respect to loans made to all of our employees. At present, the Bank offers loans to its executive officers, directors,  principal  shareholders  and employees with an interest rate that is
 .5% lower than the rate generally available to the public, but otherwise are offered with substantially the same terms as those prevailing for comparable transactions. All loans to directors and executive officers must be approved in advance by a majority of the disinterested members of the Board of Directors.
Loans  to   directors,   executive   officers  and  their   associates   totaled
approximately $1.3 million, or 1.2% of equity capital at December 31, 1998.

         The law firm Robison Robison Bergum & Johnson, based in Frankfort, Indiana, of which Lester N. Bergum, Jr., a director of the Holding Company is a partner, serves as counsel to the Bank in connection with loan delinquencies, title searches, and related matters. The Bank expects to continue using the services of the law firm for such matters in the current fiscal year.

Joint Report of the Compensation Committee and the Stock Compensation Committee

         The Compensation Committee of the Board of Directors was comprised during fiscal 1998 of Messrs. Harmon, Holifield, Mansfield and Milholland. The Committee reviews payroll costs, establishes policies and objectives relating to compensation, and approves the salaries of all employees, including executive officers. All decisions by the Compensation Committee relating to salaries of the Holding Company's executive officers are approved by the full Board of Directors. In fiscal 1998, there were no modifications to Compensation Committee actions and recommendations made by the full Board of Directors. In approving the salaries of executive officers, the Committee has access to and reviews compensation data for comparable financial institutions in the Midwest. Moreover, from time to time the Compensation Committee reviews information provided to it by independent compensation consultants in making its decisions.

         The objectives of the Compensation Committee and the Stock Compensation Committee with respect to executive compensation are the following:

         (1) provide compensation opportunities comparable to those offered by other similarly situated financial institutions in order to be able to attract and retain talented executives who are critical to the Holding Company's long-term success;

         (2) reward executive officers based upon their ability to achieve short-term and long-term strategic goals and objectives and to enhance shareholder value; and

         (3) align the interests of the executive officers with the long-term interests of shareholders by granting stock options which will become more valuable to the executives as the value of the Holding Company's shares increases.

         At present, the Holding Company's executive compensation program is comprised of base salary and annual incentive bonuses. Assuming shareholder approval of the Option Plan and RRP, long-term incentive bonuses in the form of stock options and awards of Common Stock will be added to the Holding Company's Compensation program. Reasonable base salaries are awarded based on salaries paid by comparable financial institutions, particularly in the Midwest, and individual performance. The annual incentive bonuses are tied to the Holding Company's performance in the areas of growth, profit, quality, and productivity as they relate to earnings per share and return on equity for the current fiscal year, and it is expected that stock options will have a direct relation to the long-term enhancement of shareholder value. In years in which the performance goals of the Holding Company are met or exceeded, executive compensation tends to be higher than in years in which performance is below expectations.

         Base Salary. Base salary levels of the Holding Company's executive officers are intended to be comparable to those offered by similar financial institutions in the Midwest. In determining base salaries, the Compensation Committee also takes into account individual experience and performance.

         Mr. Unger was the Holding Company's Chief Executive Officer throughout fiscal 1998. Mr. Unger received a base salary of $125,000 in 1997 and $135,000 in 1998.

         Annual Incentive Bonuses. Under the Holding Company's Annual Incentive Plan, all employees of the Holding Company receive a cash bonus for any fiscal year in which the Holding Company achieves certain goals, as established by the Board of Directors, in the areas of growth, profit, quality and productivity as they relate to earnings per share and return on equity. Individual bonuses are equal to a percentage of the employee's base salary, which percentage varies with the extent to which the Holding Company exceeds these goals for the fiscal year.

         The Holding Company believes that this program provides an excellent link between the value created for shareholders and the incentives paid to executives, since executives receive no bonuses unless the above-mentioned goals are achieved and since the level of those bonuses will increase with greater achievement of those goals.

         Mr. Unger's bonus for fiscal 1998 was $30,000 compared to $10,000 for fiscal 1997.

         Stock Options. The Option Plan is intended to align executive and shareholder long-term interests by creating a strong and direct link between executive pay and shareholder return, and enable executives to acquire a significant ownership position in the Holding Company's Common Stock. If the Option Plan is approved, stock options will be granted at the prevailing market price and will only have a value to the executives if the stock price increases. The Stock Compensation Committee has determined and will determine the number of option grants to make to executive officers based on the practices of comparable financial institutions as well as the executive's level of responsibility and contributions to the Holding Company.

         RRP. The RRP is intended to provide directors and officers with an ownership interest in the Holding Company in a manner designed to encourage them to continue their service with the Holding Company. Assuming shareholder approval, the Bank will contribute funds to the RRP from time to time to enable the RRP to acquire an aggregate amount of Common Stock equal to up to 280,370 shares of Common Stock. These shares will be awarded to the Holding Company's directors and officers, but would vest gradually over a five-year period at a rate of 20% of the shares awarded at the end of each 12-month period of service by the director or officer with the Holding Company. This gradual vesting of a director's or officer's interest in the shares awarded under the RRP is intended to create a long-term incentive for the director or officer to continue his service with the Holding Company.

         Finally, the Committee notes that Section 162(m) of the Internal Revenue Code, in certain circumstances, limits to $1 million the deductibility of compensation, including stock-based compensation, paid to top executives by public companies. None of the compensation paid to the executive officers named in the compensation table on page 5 for fiscal 1998 exceeded the threshold for deductibility under section 162(m).

         The Compensation Committee and the Stock Compensation Committee believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and the interests of the Holding Company's shareholders. As performance goals are met or exceeded, most probably resulting in increased value to shareholders, executives are rewarded commensurately. The Committee believes that compensation levels during fiscal 1998 for executives and for the chief executive officer adequately reflect the Holding Company's compensation goals and policies.

Compensation Committee Members           Stock Compensation Committee Members
------------------------------           ------------------------------------
       W. Thomas Harmon                            W. Thomas Harmon
       Jerry R. Holifield                          Jerry R. Holifield
       David E. Mansfield                          David E. Mansfield
       John C. Milholland                          John C. Milholland

                        PROPOSAL II -- STOCK OPTION PLAN

     The Board of Directors of the Holding Company adopted the Lincoln Bancorp Stock Option Plan (the "Option Plan") on April 20, 1999. The essential features of the Option Plan are summarized below, but the Option Plan is set forth in full in Exhibit A to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the Option Plan.

Purpose

     The purpose of the Option Plan is to provide to certain directors, officers and other key employees of the Holding Company and its subsidiaries (the "Subsidiaries") (currently approximately 23 persons) a favorable opportunity to acquire Common Stock of the Holding Company and thereby increase the incentive of such persons to work for the success of the Holding Company and its subsidiaries and better enabling such entities to attract or retain capable directors and executive personnel.

     The Option Plan provides for the grant of both incentive stock options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions and that do not normally result in tax deductions to the Holding Company) and options that do not so qualify (non-qualified stock options).

Administration

     The Option Plan is administered, construed and interpreted by a committee consisting of at least two members of the Holding Company's Board of Directors. Currently, the Holding Company's Stock Compensation Committee (the "Stock Compensation Committee") administers the Option Plan. The Stock Compensation Committee selects the individuals to whom options will be granted and determines the time of grant, the number of shares of stock to be covered by each option, the option price, the period within which the option may be exercised, whether the option is an incentive stock option or non-qualified stock option, and any other terms and conditions of the options granted. Members of the Stock Compensation Committee must be nonemployee directors of the Holding Company. The current members of that Committee are set forth on page 4 of this Proxy Statement.

Reservation of Shares

     The Holding Company has reserved 700,925 shares of its Common Stock for issuance upon exercise of options to be granted under the Option Plan, and stock options for 544,780 of such shares have already been granted, subject to and effective as of the date the Holding Company's shareholders approve the Option Plan. Shares issued under the Option Plan may be authorized but unissued shares or treasury shares of the Holding Company. In the event of corporate changes affecting the Holding Company's Common Stock, such as reorganizations, recapitalizations, stock splits, stock dividends, mergers, consolidations, extraordinary distributions or liquidations, the Stock Compensation Committee may make appropriate adjustments in the number and kind of shares reserved under the Option Plan and in the option price under, and the number and kind of shares covered by, outstanding options granted under the Option Plan. Any shares subject to an option which expires or is terminated before exercise will again be available for issuance under the Option Plan.

     Options may be granted to officers (including officers who are members of the Board of Directors), directors, directors emeritus and other key employees of the Holding Company and its subsidiaries who are materially responsible for the management or operation of the business of the Holding Company or its subsidiaries and have provided valuable services to the Holding Company or its subsidiaries. Such individuals may be granted more than one option under the Option Plan. No employee of the Holding Company may receive options for 250,000 shares Common Stock in any one calendar year.

     Since its adoption by the Board of Directors, the following incentive stock options have been granted under the Option Plan. All such options were granted effective as of the date the Holding Company's shareholders approve the Option Plan, have an option price per share equal to the average between the high and low sales prices for a share of the Holding Company's Common Stock ("Market Value") on that date (or the closest trading date if there is no trading on that date), and have ten-year terms. These options become exercisable at the rate of 20% per year beginning on the anniversary of the date of grant, subject to earlier vesting in the event of the death or disability of the option holder, and subject to any requirement to extend the vesting period to preserve incentive stock option treatment. Such grants of incentive stock options are as follows:
                                                            Shares Subject
           Optionee                                         To Options
           --------                                         ----------
       T. Tim Unger                                           175,231
       John M. Baer                                            60,092
       All other employees                                     99,185
                                                              -------
       Total                                                  334,508
                                                              =======

     In addition, non-qualified stock options were granted to the eight directors of the Holding Company who are not employees of the Holding Company or its subsidiaries ("Outside Directors"). These options for such Outside Directors were granted effective as of the date the Holding Company's shareholders approve the Option Plan and are each non-qualified stock options to purchase 26,284 shares of the Holding Company Common Stock at the Market Value of such shares on such date. The terms of these options end ten years and one day following the date of grant, and became exercisable at the rate of 20% per year beginning on the anniversary of the date of the grant, subject to earlier vesting in the event of the death or disability of the option holder. At May 14, 1999, the last sale price for a share of the Holding Company's Common Stock was $11 3/8 per share.

Terms of the Options

     Stock Option Price. The price to be paid for shares of Common Stock upon the exercise of each incentive stock option shall not be less than the fair market value of such shares on the date on which the option is granted.
Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may be granted at an option price no less than 110% of the fair market value of the stock on the date of grant.

     Option Term. No option may have a term longer than ten years and one day from the date of grant. However, under the Code, incentive stock options may not have terms in excess of ten years. Incentive stock options granted to holders of more than 10% of the combined voting power of all classes of stock of the Holding Company may not have terms in excess of five years.

     Exercise of Option. The option price of each share of stock is to be paid in full in cash at the time of exercise. Under certain circumstances, the Option Plan permits optionees to deliver a notice to their broker to deliver to the Holding Company the total option price in cash and the amount of any taxes to be withheld from the optionee's compensation as a result of any withholding tax obligation of the Holding Company. Beginning on December 30, 2001, payment of the option price may also be effected by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. Options may be exercisable in full at any time during their term or in such installments, on a cumulative basis, as the Stock Compensation Committee may determine, except that no option may be exercised at any time as to fewer than 100 shares unless the exercise is with respect to an entire residue of fewer than 100 shares, no option may be exercised during the first six months of its term, and options are exercisable no earlier than 20% per year beginning on the anniversary of the date of grant of such options, except in the event of death or disability.

     Exercise of Options by Other Than Outside Directors. Except as provided below, upon termination of an optionholder's employment by the Holding Company and its subsidiaries, all rights under any options granted to him but not yet exercised terminate. In the event that an optionee retires pursuant to any then existing pension plan of the Holding Company or its subsidiaries, his option may be exercised by him in whole or in part within three years after his retirement until the expiration of the option term fixed by the Committee, to the extent the option was otherwise exercisable by him at his date of retirement; provided, however, that if he remains a director or director emeritus of the Holding Company or any of its subsidiaries the option granted to him continues to vest while he serves as a director or director emeritus and he may exercise such option until the later of (a) three years after his retirement or (b) six months after he ceases to be a director or director emeritus of the Holding Company or any of its subsidiaries. If an optionee's employment by the Holding Company and its subsidiaries terminates by reason of permanent and total disability, his option may be exercised by him in whole or in part within one year after such termination of employment, whether or not the option was otherwise exercisable by him at the time of such termination of employment. If the optionee dies while employed by the Holding Company or its subsidiaries, within three years after his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its subsidiaries), or within one year after his termination of employment because of permanent and total disability, his option may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was otherwise exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Exercise of Options by Outside Directors. Options granted to Outside Directors terminate six months after the date such Outside Director ceases to be a director and director emeritus of the Holding Company and the subsidiaries for any reason. If an optionee who is an Outside Director ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised in whole or in part within one year of such termination of service, whether or not the option was otherwise exercisable by him at the time of such termination of service. In the event of the death of an Outside Director while serving as a director or director emeritus of the Holding Company or a subsidiary, within six months after he ceases to be a director or a director emeritus of the Holding Company or the subsidiaries, or within one year after he ceases to be a director and a director emeritus of the Holding Company or a subsidiary by reason of disability, any option granted to him may be exercised by his estate or by the person or persons entitled thereto by will or by the applicable laws of descent or distribution at any time within one year after the date of such death, whether or not the option was exercisable by the optionee at the date of his death. Notwithstanding the foregoing, in no event may any option be exercised after the expiration of the option term set by the Stock Compensation Committee.

     Nontransferability of Option. Options may not be transferred except by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. During the lifetime of an optionee, they may be exercised only by him or his guardian or legal representative.

     Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year under the Option Plan may not exceed $100,000. For purposes of these computations, the fair market value of the shares is to be determined as of the date the option is granted and computed in the manner determined by the Stock Compensation Committee consistent with the requirements of the Code. This limitation does not apply to non-qualified stock options granted under the Option Plan.

Other Provisions

     The Stock Compensation Committee may provide for such other terms, provisions and conditions of an option as are not inconsistent with the Option Plan. The Stock Compensation Committee may also prescribe, and amend, waive and rescind rules and regulations relating to the Option Plan, may accelerate the vesting of stock options granted the Option Plan, may make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionees, and may waive any restrictions or conditions applicable to any option or the exercise thereof.

Amendment and Termination

     The Board of Directors of the Holding Company may amend the Option Plan from time to time, and, with the consent of the optionee, the terms and provisions of his option, provided, however, that (1) no amendment may, without the consent of an optionee, make any changes in any outstanding option which would adversely affect the rights of the optionee and (2) without approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting, or adjournment thereof, the following changes in the Option Plan may not be made: an increase in the number of shares reserved for issuance under the Option Plan (except as permitted by the antidilutive provisions in the Option Plan); an extension of the option terms to more than 10 years and one day from the date of grant of the option; or a material modification of the class of employees eligible to receive options under the Option Plan. The Board of Directors of the Holding Company may terminate the Option Plan at any time. In any event, no incentive stock options may be granted under the Stock Option Plan after July 6, 2009.

     It is possible that the Option Plan will be amended after December 30, 1999, to permit stock options to vest upon a change in control of the Holding Company or an optionee's retirement or at some earlier time. Such an amendment could be made without seeking shareholder approval.

Federal Income Tax Consequences

     The grant of incentive and non-qualified stock options will have no federal tax consequences to the Holding Company or the optionee. Moreover, if an incentive stock option is exercised (a) while the employee is employed by the Holding Company or its subsidiaries, (b) within three months after the optionee ceases to be an employee of the Holding Company or its subsidiaries, (c) after the optionee's death, or (d) within one year after the optionee ceases to be an employee of the Holding Company or its subsidiaries if the optionee's employment is terminated because of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), the exercise of the incentive stock option will ordinarily have no federal income tax consequences to the Holding Company or the optionee. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price of the option will, along with other specified items, be considered taxable income in the taxable year of the optionee in which the option was exercised for purposes of determining the applicability of the alternative minimum tax. As a result, the exercise of an incentive stock option may subject an optionee to an alternative minimum tax depending on that optionee's particular circumstances.

     On the other hand, the recipient of a non-qualified stock option generally will realize taxable ordinary income at the time of exercise of his option in an amount equal to the excess of the fair market value of the shares acquired at the time of such exercise over the option price. A like amount is generally deductible by the Holding Company for federal income tax purposes as of that date, as long as the Holding Company withholds federal income tax with respect to that taxable amount, assuming the optionholder's income is subject to income tax witholding by the Holding Company. The Option Plan permits, under certain circumstances, holders of non-qualified stock options to satisfy their withholding obligation by having shares equal in value to the applicable withholding taxes withheld from the shares which they would otherwise receive upon the exercise of a non-qualified stock option.

     Upon the sale of the shares acquired upon the exercise of an incentive stock option no sooner than two years after the grant of the option and no sooner than one year after receipt of the shares by the optionee, any capital gain recognized would be taxed to the optionee at long-term rates. Upon the sale of shares acquired upon the exercise of an incentive stock option prior to two years after the grant of an option or prior to one year after receipt of the shares by the optionee, the optionee will generally recognize, in the year of disposition, ordinary income equal to the lesser of (a) the spread between the fair market value of the shares on the date of exercise and the exercise price; and (b) the gain realized upon the disposition of those shares. The Holding Company will be entitled to a deduction equal to the amount of income recognized as ordinary income by the optionee, so long as the Holding Company withholds federal income tax with respect to that taxable amount (assuming the optionholder's income is subject to income tax witholding by the Holding Company). If the spread is the basis for determining the amount of ordinary income realized by the optionee, there will be additional long-term or short-term capital gain realized if the proceeds of such sale exceed such spread.

     Upon the subsequent sale of shares acquired upon exercise of a non-qualified stock option, the optionholder will recognize long-term capital gain or loss if the shares are deemed to have been held for more than 12 months, and short-term capital gain or loss in all other cases. Currently, long-term capital gains for noncorporate taxpayers are generally taxed at a maximum rate of 20%. Short-term capital gains are taxed at the same rates as ordinary income.

Financial Accounting Consequences

     At this time, neither the grant of incentive or non-qualified stock options nor the issuance of shares upon exercise of such options will result in a compensation expense charge to the Holding Company's earnings for financial accounting purposes. Option proceeds from the exercise of these options and tax savings from non-qualified stock options are credited to capital. The Financial Accounting Standards Board (the "FASB") has adopted rules that require increased disclosure about the value of stock options in financial statements for the Holding Company, including their impact on earnings.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE AND RATIFY THE OPTION PLAN. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.

            PROPOSAL III -- RECOGNITION AND RETENTION PLAN AND TRUST

     The Board of Directors of the Holding Company and the Bank adopted the Lincoln Federal Savings Bank Recognition and Retention Plan and Trust (the "RRP") on April 20, 1999. The central features of the RRP are summarized below, but the RRP is set forth in full in Exhibit B to this Proxy Statement, and all statements made in this summary are qualified by reference to the full text of the RRP.

Purpose

     The purpose of the RRP is to retain directors and key employees of the Holding Company and its subsidiaries by providing such persons with a proprietary interest in the Holding Company, as compensation for their contributions to the Holding Company and its subsidiaries and as an incentive to make such contributions in the future.

Administration

     The RRP is administered by the Stock Compensation Committee (the "Stock Compensation Committee") of the Holding Company's Board of Directors, which must at all times consist of at least two directors of the Holding Company, each of whom is a non-employee director within the meaning of the definition of that term contained in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The current members of the Stock Compensation Committee are set forth on page 4 of this Proxy Statement. The Stock Compensation Committee selects recipients and establishes terms of awards made under the RRP. The Stock Compensation Committee's interpretations and constructions of the RRP provisions or any award made under the RRP are final and binding.

     The Committee may adopt rules or regulations under the RRP. The Trustee of the RRP is Fifth Third Bank, Indiana. The Trustee acquires, holds and distributes shares of Common Stock and other RRP assets in accordance with the terms of the RRP.

     The Holding Company has agreed to indemnify the Trustee, the Committee members, and any director of the Holding Company or the Bank against liability for good faith determinations made under the RRP. The Holding Company has also agreed to indemnify the Trustee for actions under the RRP not constituting negligence or willful misconduct.

Eligibility

     Employees of the Holding Company and its affiliated corporations who elect to participate in the RRP ("Affiliates"), the Outside Directors, and future directors and directors emeritus are eligible to receive awards under the RRP. The Committee is to consider the position and responsibilities of the eligible employees and directors, the length and value of their services, their level of compensation, and any other factors the Committee deems relevant.

Contributions

     The Board of Directors of the Bank determines the amount or method of computing the amount of cash contributions to be made to the RRP by the Bank. No employee contributions are permitted.

Investment of Contributions

     Contributions made to the RRP are to be invested by the Trustee in Common Stock, to the fullest extent possible. At the time the Plan became effective, 280,370 shares of the Holding Company's Common Stock were reserved for purchase under the RRP. Such shares may be authorized but unissued shares, treasury shares, or issued and outstanding shares. In the event additional authorized but unissued shares or treasury shares are acquired by the RRP, the interests of existing shareholders will be diluted. Earnings, gains and losses with respect to Trust assets (including dividends and distributions payable with respect to shares of Common Stock) will be allocated to recipients of RRP awards, to the extent allocable to awards made to those recipients, and, otherwise, to the general account of the Trust. All expenses and costs of administering the RRP are to be paid by the Holding Company or its Affiliates.

     If the RRP is approved by shareholders, the Bank will make contributions to the RRP in an amount necessary to purchase at least 280,370 shares of the Holding Company's Common Stock on the open market to fund the RRP. Based on the market price of such Common Stock on May 14, 1999, the amount of such contribution is estimated to be $3,189,209. Effective as of the date the RRP is approved by the Holding Company's shareholders, shares will be awarded to the following persons in the following amounts:

      Recipient of Award                       Number of Shares Awarded
      ------------------                       ------------------------
      T. Tim Unger                                        56,074
      John M. Baer                                        35,046
      All other employees                                 25,083
                                                         -------
           Total                                         116,203
                                                         =======

These awards vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee.

     In addition, each of the eight Outside Directors of the Holding Company will receive awards of 10,513 shares as of the date the Plan is approved by the Holding Company's shareholders. These awards also vest at a rate of 20% per year commencing with the date of the award, subject to earlier vesting in the event of the death or disability of the grantee.

Awards

     Under the RRP, awards are granted to eligible employees and directors in the form of shares of Common Stock held by the RRP. Awards are nontransferable and nonassignable, other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and during the lifetime of the recipient may only be earned by and paid to him. Unless the Committee provides otherwise, at the time an RRP award is granted, the shares which are the subject of the award are to vest and be earned by the recipient at the rate of 20% of the shares awarded at the end of each full 12 months of service with the Bank after the date of grant of the award. Awards are adjusted for capital changes such as stock dividends and stock splits. Awards are subject to the claims of the creditors of the Bank until distributed.

     Notwithstanding the foregoing, awards will be 100% vested upon termination of employment or service as a director or director emeritus due to death or disability. In the event that a grantee terminates employment with the Holding Company and an Affiliate and service as a director and director emeritus for any other reason, the nonvested awards will be forfeited. If an employee's employment or a director's or director emeritus' service is terminated for cause (as defined in the RRP), or if his conduct would have justified termination for cause, shares not already delivered to him under the RRP, whether or not vested, may be forfeited by resolution of the Board of Directors of the Holding Company or the Bank. Earned shares are distributed to recipients as soon as practicable following the day on which they are earned. When shares become vested and are actually distributed in accordance with the RRP, the participants will also receive amounts equal to any accrued dividends and other earnings or distributions payable with respect thereto.

Voting

     Prior to vesting, shares held in the RRP will be voted by the RRP Trustee taking into account the best interests of the award recipients.

Federal Income Tax Consequences

     The Trust should be treated as a grantor trust under the Code and, thus, in computing the taxable income and credits of the Holding Company, those items of income, deductions and credits which are attributable to the Trust shall be taken into account by the Holding Company. When shares become vested in accordance with the RRP, the participants will recognize income equal to the fair market value of the Common Stock at that time; provided however that participants may make a ss. 83(b) election under the Code with respect to all or part of their awards prior to vesting and in such situations restricted stock certificates will be delivered to such participants and those participants will be taxed on the the fair market value of the shares at the time the ss. 83(b) election is made. The amount of income recognized by the participants will be a deductible expense for tax purposes for the Holding Company assuming the employer satisfies its withholding tax obligation with respect to persons subject to such withholding.

Accounting Treatment

     When the Stock Compensation Committee makes an RRP award, an amount equal to the fair market value at the date of grant of the awarded stock is charged to compensation expense over the period of the restriction. The unearned portion of the award is included in the Holding Company's balance sheet as a reduction of shareholders' equity.

Amendment or Termination

     The Board of Directors of the Holding Company or the Bank may amend or terminate the RRP. The RRP remains in effect until the earlier of 21 years from its effective date, termination by the Board of Directors as provided above, or the distribution of all Trust assets.

     It is possible that the RRP will be amended after December 30, 1999, to permit RRP awards to vest upon a change in control of the Holding Company or an optionee's retirement or at some earlier time. Such an amendment could be made without seeking shareholder approval.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE RRP. SUCH ACTION REQUIRES THE APPROVAL OF THE HOLDERS OF AT LEAST A MAJORITY OF THE SHARES OF THE HOLDING COMPANY'S COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, OR ANY ADJOURNMENT THEREOF. ABSTENTIONS AND BROKER NON-VOTES WILL BE INCLUDED IN THE NUMBER OF SHARES PRESENT AND ENTITLED TO VOTE ON THE PROPOSAL AND ACCORDINGLY TREATED AS "NO" VOTES.

                                   ACCOUNTANTS

     Olive, LLP has served as auditors for the Bank since November 30, 1995, and for the Holding Company since its formation in 1998. The Holding Company believes that a representative of Olive, LLP will be present at the Annual Meeting with the opportunity to make a statement if he or she so desires. He or she will also be available to respond to any appropriate questions shareholders may have. The Board of Directors of the Holding Company has not yet completed the process of selecting an independent public accounting firm to audit its books, records and accounts for the fiscal year ended December 31, 1999.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the 1934 Act requires that the Holding Company's officers and directors and persons who own more than 10% of the Holding Company's Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Holding Company with copies of all Section 16(a) forms that they file.

     Based solely on its review of the copies of such forms received by it, and/or written representations from certain reporting persons that no Forms 5 were required for those persons, he Holding Company believes that during the fiscal year ended December 31, 1998, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners with respect to
Section 16(a) of the 1934 Act were satisfied in a timely manner.

                              SHAREHOLDER PROPOSALS

     Any proposal which a shareholder wishes to have presented at the next Annual Meeting of the Holding Company and included in the Proxy Statement and form of proxy relating to that meeting must be received at the main office of the Holding Company for inclusion in the proxy statement no later than 120 days in advance of March 24, 2000. Any such proposal should be sent to the attention of the Secretary of the Holding Company at P.O. Box 510, 1121 East Main Street, Plainfield, Indiana 46168. A shareholder proposal being submitted outside the processes of Rule 14a-8 promulgated under the 1934 Act, will be considered untimely if it is received by the Holding Company later than 45 days in advance of March 24, 2000.

                                  OTHER MATTERS

     Management is not aware of any business to come before the Annual Meeting other than those matters described in the Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

     The cost of solicitation of proxies will be borne by the Holding Company. The Holding Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock. In addition to solicitation by mail, directors, officers, and employees of the Holding Company may solicit proxies personally or by telephone without additional compensation.

     Each shareholder is urged to complete, date and sign the proxy and return it promptly in the enclosed envelope.

                                             By Order of the Board of Directors



                                             /s/ T. Tim Unger
                                             T. Tim Unger,
                                             Chairman, President and
                                             Chief Executive Officer

May 27, 1999

                                 LINCOLN BANCORP
                                STOCK OPTION PLAN



         1. Purpose. The purpose of the Lincoln Bancorp Stock Option Plan (the "Plan") is to provide to directors, officers and other key employees of Lincoln Bancorp (the "Holding Company") and its majority-owned and wholly-owned subsidiaries (individually a "Subsidiary" and collectively the "Subsidiaries"), including, but not limited to, Lincoln Federal Savings Bank upon its conversion to stock form ("Lincoln"), who are materially responsible for the management or operation of the business of the Holding Company or a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary, a favorable opportunity to acquire Common Stock, without par value ("Common Stock"), of the Holding Company, thereby providing them with an increased incentive to work for the success of the Holding Company and its Subsidiaries and better enabling each such entity to attract and retain capable directors and executive personnel.

         2. Administration of the Plan. The Plan shall be administered, construed and interpreted by a committee (the "Committee") consisting of at least two members of the Board of Directors of the Holding Company, each of whom is a "Non-Employee Director" within the meaning of the definition of that term contained in Reg. ss. 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"). The members of the Committee shall be designated from time to time by the Board of Directors of the Holding Company. The decision of a majority of the members of the Committee shall constitute the decision of the Committee, and the Committee may act either at a meeting at which a majority of the members of the Committee is present or by a written consent signed by all members of the Committee. The Committee shall have the sole, final and conclusive authority to determine, consistent with and subject to the provisions of the Plan:

         (a)      the   individuals   (the   "Optionees")  to  whom  options  or
                  successive options shall be granted under the Plan;

         (b)      the time when options shall be granted hereunder;

         (c) the number of shares of Common Stock to be covered under each option;

         (d)      the option price to be paid upon the exercise of each option;

         (e)      the period within which each such option may be exercised;

         (f) the extent to which an option is an incentive stock option or a non-qualified stock option; and

         (g) the terms and conditions of the respective agreements by which options granted shall be evidenced.

The Committee shall also have authority to prescribe, amend, waive, and rescind rules and regulations relating to the Plan, to accelerate the vesting of any stock options made hereunder (subject to Office of Thrift and Supervision regulations), to make amendments or modifications in the terms and conditions (including exercisability) of the options relating to the effect of termination of employment of the optionee (subject to the last sentence of Section 9 hereof), to waive any restrictions or conditions applicable to any option or the exercise thereof, and to make all other determinations necessary or advisable in the administration of the Plan.

         3. Eligibility. The Committee may, consistent with the purposes of the Plan, grant options to officers and other key employees and directors or directors emeritus (whether or not also employees) of the Holding Company or of a Subsidiary who in the opinion of the Committee are from time to time materially responsible for the management or operation of the business of the Holding Company or of a Subsidiary and have provided valuable services to the Holding Company or a Subsidiary; provided, however, that in no event may any employee who owns (after application of the ownership rules in ss. 425(d) of the Internal Revenue Code of 1986, as amended (the "Code")) shares of stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Holding Company or any of its Subsidiaries be granted an incentive stock option hereunder unless at the time such option is granted the option price is at least 110% of the fair market value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date such option is granted. No employee may be granted options under the Plan for more than 250,000 shares of Common Stock in any calendar year. Subject to the foregoing provisions, an individual who has been granted an option under the Plan (an "Optionee"), if he is otherwise eligible, may be granted an additional option or options if the Committee shall so determine.

         4. Stock Subject to the Plan. There shall be reserved for issuance upon the exercise of options granted under the Plan, shares of Common Stock of the Holding Company equal to 10% of the total number of shares of Common Stock issued by the Holding Company upon the conversion of Lincoln from mutual to stock form (including any such shares issued at the time of the Conversion to the private foundation being created as part of the Conversion), which may be authorized but unissued shares or treasury shares of the Holding Company. Subject to Section 7 hereof, the shares for which options may be granted under the Plan shall not exceed that number. If any option shall expire or terminate or be surrendered for any reason without having been exercised in full, the unpurchased shares subject thereto shall (unless the Plan shall have terminated) become available for other options under the Plan.

         5. Terms of Options. Each option granted under the Plan shall be subject to the following terms and conditions and to such other terms and conditions not inconsistent therewith as the Committee may deem appropriate in each case:

                  (a) Option Price. The price to be paid for shares of stock upon the exercise of each option shall be determined by the Committee at the time such option is granted, but such price in no event shall be less than the fair market value, as determined by the Committee consistent with Treas. Reg. ss. 20.2031-2 and any requirements of ss. 422A of the Code, of such stock on the date on which such option is granted.

                  (b) Period for Exercise of Option. An option shall not be exercisable after the expiration of such period as shall be fixed by the Committee at the time of the grant thereof, but such period in no event shall exceed ten (10) years and one day from the date on which such option is granted; provided, that incentive stock options granted hereunder shall have terms not in excess of ten (10) years and non-qualified options shall be for a period of not in excess of ten
         (10) years and one day from the date of grant thereof. Options shall be subject to earlier termination as hereinafter provided.

                  (c) Exercise of Options. The option price of each share of stock purchased upon exercise of an option shall be paid in full at the time of such exercise. Payment may be in (i) cash, (ii) if the Optionee may do so in conformity with Regulation T (12 C.F.R. ss. 220.3(e)(4)) without violating ss. 16(b) or ss. 16(c) of the 1934 Act, pursuant to a broker's cashless exercise procedure, by delivering a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Holding Company the total option price in cash and, if desired, the amount of any taxes to be withheld from the Optionee's compensation as a result of any withholding tax obligation of the Holding Company or any of its Subsidiaries, as specified in such notice, or (iii) beginning on a date which is three years following Lincoln's conversion from mutual to stock form and with the approval of the Committee, by tendering whole shares of the Holding Company's Common Stock owned by the Optionee and cash having a fair market value equal to the cash exercise price of the shares with respect to which the option is being exercised. For this purpose, any shares so tendered by an Optionee shall be deemed to have a fair market value equal to the mean between the highest and lowest quoted selling prices for the shares on the date of exercise of the option (or if there were no sales on such date the weighted average of the means between the highest and lowest quoted selling prices for the shares on the nearest date before and the nearest after the date of exercise of the option as prescribed by Treas. Reg. ss. 20-2031-2), as reported in The Wall Street Journal or a similar publication selected by the Committee. The Committee shall have the authority to grant options exercisable in full at any time during their term, or exercisable in such installments at such times during their term as the Committee may determine; provided, however, that options shall not be exercisable during the first six (6) months of their term, and provided further that options shall become exercisable no earlier than at the rate of 20% per year beginning on the anniversary of the date of grant of such options, subject to earlier vesting in the event of death or disability. Installments not purchased in earlier periods shall be cumulated and be available for purchase in later periods. Subject to the other provisions of this Plan, an option may be exercised at any time or from time to time during the term of the option as to any or all whole shares which have become subject to purchase pursuant to the terms of the option or the Plan, but not at any time as to fewer than one hundred (100) shares unless the remaining shares which have become subject to purchase are fewer than one hundred (100) shares. An option may be exercised only by written notice to the Holding Company, mailed to the attention of its Secretary, signed by the Optionee (or such other person or persons as shall demonstrate to the Holding Company his or their right to exercise the option), specifying the number of shares in respect of which it is being exercised, and accompanied by payment in full in either cash or by check in the amount of the aggregate purchase price therefor, by delivery of the irrevocable broker instructions referred to above, or, if the Committee has approved the use of the stock swap feature provided for above, followed as soon as practicable by the delivery of the option price for such shares.

                  (d) Certificates. The certificate or certificates for the shares issuable upon an exercise of an option shall be issued as promptly as practicable after such exercise. An Optionee shall not have any rights of a shareholder in respect to the shares of stock subject to an option until the date of issuance of a stock certificate to him for such shares. In no case may a fraction of a share be purchased or issued under the Plan, but if, upon the exercise of an option, a fractional share would otherwise be issuable, the Holding Company shall pay cash in lieu thereof.

                  (e) Termination of Option. If an Optionee (other than a director or director emeritus of the Holding Company or its Subsidiaries who is not an employee of the Holding Company or its Subsidiaries ("Outside Director")) ceases to be an employee of the Holding Company and the Subsidiaries for any reason other than retirement, permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or death, any option granted to him shall forthwith terminate. Leave of absence approved by the Committee shall not constitute cessation of employment. If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of retirement, any option granted to him may be exercised by him in whole or in part within three (3) years after the date of his retirement, to the extent the option was otherwise exercisable at the date of his retirement; provided, however, that if such employee remains a director or director emeritus of the Holding Company, the option granted to him shall continue to vest while he serves as a director or director emeritus and may be exercised by him in whole or in part until the later of (a) three (3) years after the date of his retirement, or (b) six months after his service as a director or director emeritus of the Holding Company terminates. (The term "retirement" as used herein means such termination of employment as shall entitle such individual to early or normal retirement benefits under any then existing pension plan of the Holding Company or a Subsidiary.) If an Optionee (other than an Outside Director) ceases to be an employee of the Holding Company and the Subsidiaries by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), any option granted to him may be exercised by him in whole or in part within one (1) year after the date of his termination of employment by reason of such disability whether or not the option was otherwise exercisable at the date of such termination. Options granted to Outside Directors shall cease to be exercisable six (6) months after the date such Outside Director is no longer a director or director emeritus of the Holding Company or its Subsidiaries for any reason other than death or disability. If an Optionee who is an Outside Director ceases to be a director or a director emeritus of the Holding Company or its Subsidiaries by reason of disability, any option granted to him may be exercised in whole or in part within one (1) year after the date the Optionee ceases to be a director or a director emeritus by reason of such disability, whether or not the option was otherwise exercisable at such date. In the event of the death of an Optionee while in the employ or service as a director or director emeritus of the Holding Company or a Subsidiary, or, if the Optionee is not an Outside Director, within three (3) years after the date of his retirement (or, if later, six months following his termination of service as a director or director emeritus of the Holding Company or its Subsidiaries) or within one (1) year after the termination of his employment by reason of permanent and total disability (within the meaning of ss. 22(e)(3) of the Code), or, if the Optionee is an Outside Director, within six (6) months after he is no longer a director or director emeritus of the Holding Company or its Subsidiaries for reasons other than disability or, within one (1) year after the termination of his service by reason of disability, any option granted to him may be exercised in whole or in part at any time within one (1) year after the date of such death by the executor or administrator of his estate or by the person or persons entitled to the option by will or by applicable laws of descent and distribution until the expiration of the option term as fixed by the Committee, whether or not the option was otherwise exercisable at the date of his death. Notwithstanding the foregoing provisions of this subsection (e), no option shall in any event be exercisable after the expiration of the period fixed by the Committee in accordance with subsection (b) above.

                  (f) Nontransferability of Option. No option may be transferred by the Optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and during the lifetime of the Optionee options shall be exercisable only by the Optionee or his guardian or legal representative.

                  (g) No Right to Continued Service. Nothing in this Plan or in any agreement entered into pursuant hereto shall confer on any person any right to continue in the employ or service of the Holding Company or its Subsidiaries or affect any rights the Holding Company, a Subsidiary, or the shareholders of the Holding Company may have to terminate his service at any time.

                  (h) Maximum Incentive Stock Options. The aggregate fair market value of stock with respect to which incentive stock options (within the meaning of ss. 422A of the Code) are exercisable for the first time by an Optionee during any calendar year under the Plan or any other plan of the Holding Company or its Subsidiaries shall not exceed $100,000. For this purpose, the fair market value of such shares shall be determined as of the date the option is granted and shall be computed in such manner as shall be determined by the Committee, consistent with the requirements of ss. 422A of the Code.

                  (i) Agreement. Each option shall be evidenced by an agreement between the Optionee and the Holding Company which shall provide, among other things, that, with respect to incentive stock options, the Optionee will advise the Holding Company immediately upon any sale or transfer of the shares of Common Stock received upon exercise of the option to the extent such sale or transfer takes place prior to the later of (a) two (2) years from the date of grant or (b) one (1) year from the date of exercise.

                  (j) Investment Representations. Unless the shares subject to an option are registered under applicable federal and state securities laws, each Optionee by accepting an option shall be deemed to agree for himself and his legal representatives that any option granted to him and any and all shares of Common Stock purchased upon the exercise of the option shall be acquired for investment and not with a view to, or for the sale in connection with, any distribution thereof, and each notice of the exercise of any portion of an option shall be accompanied by a representation in writing, signed by the Optionee or his legal representatives, as the case may be, that the shares of Common Stock are being acquired in good faith for investment and not with a view to, or for sale in connection with, any distribution thereof (except in case of the Optionee's legal representatives for distribution, but not for sale, to his legal heirs, legatees and other testamentary beneficiaries). Any shares issued pursuant to an exercise of an option may bear a legend evidencing such representations and restrictions.

         6. Incentive Stock Options and Non-Qualified Stock Options. Options granted under the Plan may be incentive stock options under ss. 422A of the Code or non-qualified stock options, provided, however, that Outside Directors shall be granted only non-qualified stock options. All options granted hereunder will be clearly identified as either incentive stock options or non-qualified stock options. In no event will the exercise of an incentive stock option affect the right to exercise any non-qualified stock option, nor shall the exercise of any non-qualified stock option affect the right to exercise any incentive stock option. Nothing in this Plan shall be construed to prohibit the grant of incentive stock options and non-qualified stock options to the same person, provided, further, that incentive stock options and non-qualified stock options shall not be granted in a manner whereby the exercise of one non-qualified stock option or incentive stock option affects the exercisability of the other.

         7. Adjustment of Shares. In the event of any change after the effective date of the Plan in the outstanding stock of the Holding Company by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, exchange of shares, merger or consolidation, liquidation, extraordinary distribution (consisting of cash, securities, or other assets), or any other change after the effective date of the Plan in the nature of the shares of stock of the Holding Company, the Committee shall determine what changes, if any, are appropriate in the number and kind of shares reserved under the Plan, and the Committee shall determine what changes, if any, are appropriate in the option price under and the number and kind of shares covered by outstanding options granted under the Plan. Any determination of the Committee hereunder shall be conclusive.

         8. Tax Withholding. Whenever the Holding Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Holding Company shall have the right to require the Optionee or his or her legal representative to remit to the Holding Company an amount sufficient to satisfy any federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares, and whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. If permitted by the Committee and pursuant to procedures established by the Committee, an Optionee may make a written election to have shares of Common Stock having an aggregate fair market value, as determined by the Committee, consistent with the requirements of Treas. Reg. ss. 20.2031-2, sufficient to satisfy the applicable withholding taxes, withheld from the shares otherwise to be received upon the exercise of a non-qualified option.

         9. Amendment. Subject to Section 13, the Board of Directors of the Holding Company may amend the Plan from time to time and, with the consent of the Optionee, the terms and provisions of his option, except that without the approval of the holders of at least a majority of the shares of the Holding Company voting in person or by proxy at a duly constituted meeting or adjournment thereof:

                  (a) the number of shares of stock which may be reserved for issuance under the Plan may not be increased except as provided in
         Section 7 hereof;

                  (b) the period during which an option may be exercised may not be extended beyond ten (10) years and one day from the date on which such option was granted; and

                  (c) the class of persons to whom options may be granted under the Plan shall not be modified materially.

         No amendment of the Plan, however, may, without the consent of the Optionees, make any changes in any outstanding options theretofore granted under the Plan which would adversely affect the rights of such Optionees.

         10. Termination. The Board of Directors of the Holding Company may terminate the Plan at any time and no option shall be granted thereafter. Such termination, however, shall not affect the validity of any option theretofore granted under the Plan. In any event, no incentive stock option may be granted under the Plan after the date which is ten (10) years from the effective date of the Plan.

         11. Successors. This Plan shall be binding upon the successors and assigns of the Holding Company.

         12. Governing Law. The terms of any options granted hereunder and the rights and obligations hereunder of the Holding Company, the Optionees and their successors in interest shall, except to the extent governed by federal law, be governed by Indiana law.

         13. Government and Other Regulations. The obligations of the Holding Company to issue or transfer and deliver shares under options granted under the Plan shall be subject to compliance with all applicable laws, governmental rules and regulations (including Office of Thrift and Supervision regulations), and administrative action. In particular, grants of stock options under the Plan shall comply with the requirements of 12. C.F.R. ss. 563b.3(g)(4)(vi), to the extent applicable to such grants.

         14. Effective Date. The Plan shall become effective on the date it is approved by the holders of at least a majority of the shares of the Holding Company entitled to vote at a duly constituted meeting or adjournment thereof. The options granted pursuant to the Plan may not be exercised until the Board of Directors of the Holding Company has been advised by counsel that such approval has been obtained and all other applicable legal requirements have been met.

                          LINCOLN FEDERAL SAVINGS BANK
                    RECOGNITION AND RETENTION PLAN AND TRUST


                                    ARTICLE I
                       ESTABLISHMENT OF THE PLAN AND TRUST

     1.01 Lincoln Federal Savings Bank hereby establishes the Recognition and Retention Plan (the "Plan") and Trust (the "Trust") upon the terms and conditions hereinafter stated in this Recognition and Retention Plan and Trust Agreement (the "Agreement").

     1.02 The Trustee, which initially shall be Fifth Third Bank, Indiana, hereby accepts this Trust and agrees to hold the Trust assets existing on the date of this Agreement and all additions and accretions thereto upon the terms and conditions hereinafter stated.

                                   ARTICLE II
                               PURPOSE OF THE PLAN

     2.01 The purpose of the Plan is to retain directors and executive officers in key positions by providing such persons with a proprietary interest in the Holding Company (as hereinafter defined) as compensation for their contributions to the Holding Company and to the Bank and its Affiliates (as hereinafter defined) and as an incentive to make such contributions and to promote the Holding Company's and the Bank's growth and profitability in the future.

                                   ARTICLE III
                                   DEFINITIONS

     The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

     3.01 "Affiliate" means the Holding Company and those subsidiaries or affiliates of the Holding Company or the Bank which, with the consent of the Board, agree to participate in this Plan.

     3.02 "Bank" means Lincoln Federal Savings Bank and its successors, whether in mutual or stock form.

     3.03 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or, if none, his estate.

     3.04  "Board" means the Board of Directors of the Bank.

     3.05 "Committee" means the Stock Compensation Committee of the Board of Directors of the Holding Company. At all times during its administration of this Plan, the Committee shall consist of two or more directors of the Holding Company, each of whom shall be a "Non-Employee Director" within the meaning of the definition of that term contained in Regulation 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

     3.06 "Common Stock" means shares of the common stock, without par value, of the Holding Company.

     3.07 "Conversion" shall mean the conversion of the Bank from the mutual to stock form of organization and the simultaneous acquisition of the Bank by the Holding Company.

     3.08 "Director" means a member of the Board of Directors of the Bank or the Holding Company.

     3.09 "Director Emeritus" shall mean an honorary, non-voting member of the Board of Directors of the Bank or the Holding Company.

     3.10 "Disability" means any physical or mental impairment which qualifies an Employee, Director or Director Emeritus for disability benefits under the applicable long-term disability plan maintained by the Bank or an Affiliate, or, if no such plan applies, which would qualify such Employee, Director or Director Emeritus for disability benefits under the long-term disability plan maintained by the Bank, if such Employee, Director or Director Emeritus were covered by that Plan.

     3.11 "Employee" means any person who is currently employed by the Bank or an Affiliate, including officers.

     3.12  "Holding Company" shall mean Lincoln Bancorp.

     3.13 "Outside Director" means a member of the Board of Directors of the Bank or the Holding Company, who is not also an Employee and who may be a Director or Director Emeritus.

     3.14 "Plan Shares" means shares of Common Stock held in the Trust and issued or issuable to a Recipient pursuant to the Plan.

     3.15 "Plan Share Award" or "Award" means a right granted under this Plan to earn Plan Shares.

     3.16 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

     3.17 "Recipient" means an Employee or Outside Director who receives a Plan Share Award under the Plan.

     3.18 "Trustee" means that person(s) or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.

                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

     4.01 Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. If permitted by applicable law, the Committee, with the consent of Recipients, may change the vesting schedule for Awards after the date of grant thereof. The Committee shall recommend to the Board one or more persons or entities to act as Trustee in accordance with the provisions of this Plan and Trust and the terms of Article VIII hereof.

     4.02 Role of the Board. The members of the Committee and the Trustee shall be appointed or approved by, and will serve at the pleasure of, the Board of Directors of the Holding Company. The Board of Directors of the Holding Company may in its discretion from time to time remove members from, or add members to, the Committee, and may remove, replace or add Trustees.

     4.03 Limitation on Liability. Neither a Director nor the Committee nor the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it. If a Director or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and its Affiliates and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe his conduct was unlawful. The indemnification of officers and directors of the Bank pursuant to this Section
4.03 shall be subject to 12 C.F.R. ss. 545.121.

                                    ARTICLE V

                        CONTRIBUTION; PLAN SHARE RESERVE

     5.01 Amount and Timing of Contributions. The Bank shall be permitted to contribute to the Trust an amount sufficient to purchase up to 4% of the shares of Common Stock issued by the Holding Company in connection with the Conversion (including any shares isued at the time of the Conversion to the private foundation being created in connection with the Conversion). Such amounts shall be paid to the Trustee no later than the date required to purchase shares of Common Stock for Awards made under this Plan. No contributions by Employees or Outside Directors shall be permitted.

     5.02 Initial Investment. Any amounts held by the Trust until such amounts are invested in accordance with Section 5.03, shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

     5.03 Investment of Trust Assets; Creation of Plan Share Reserve. As soon as practicable following the first shareholder meeting of the Holding Company following the Conversion ("First Shareholder Meeting Date"), the Trustee shall invest all of the Trust's assets exclusively in the number of shares of Common Stock, designated by the Bank as subject to Awards made under the Plan, which may be purchased directly from the Holding Company, on the open market, or from any other source; provided, however that the Trust shall not invest in an amount of Common Stock greater than 4.0% of the shares of the Common Stock sold in the Conversion (including any shares issued at the time of the Conversion to the private foundation being created in connection with the Conversion), which shall constitute the "Plan Share Reserve" and provided, further that if the Trustee is required to purchase such shares on the open market or from the Holding Company for an amount per share greater than the price per share at which shares were trading on the date the contributions therefor were made to the Trust, the Bank shall have the discretion to reduce the number of shares to be awarded and purchased. The Trust may hold cash in interest-bearing accounts pending investment in Common Stock for periods of not more than one year after deposit. The Trustee, in accordance with applicable rules and regulations and Section
5.01 hereof, shall purchase shares of Common Stock in the open market and/or shall purchase authorized but unissued shares of the Common Stock from the Holding Company sufficient to acquire the requisite percentage of shares. Any earnings received or distributions paid with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received or distributions paid with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

     5.04 Effect of Allocations, Returns and Forfeitures Upon Plan Share Reserves. Upon the allocation of Plan Share Awards under Sections 6.02 and 6.03 after acquisition by the Trustee of such shares, or the decision of the Committee to return Plan Shares to the Holding Company, the Plan Share Reserve shall be reduced by the number of Plan Shares so allocated or returned. Any shares subject to an Award which may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned (added) to the Plan Share Reserve.

                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

     6.01 Eligibility. Employees and Outside Directors are eligible to receive Plan Share Awards provided in Section 6.02.

     6.02 Allocations. The Committee may determine which of the Employees and Outside Directors referenced in Section 6.01 above will be granted Plan Share Awards and the number of Plan Shares covered by each Award, including grants effective upon the First Shareholder Meeting Date, provided, however, that the number of Plan Shares covered by such Awards may not exceed the number of Plan Shares in the Plan Share Reserve immediately prior to the grant of such Awards, and provided further, that in no event shall any Awards be made which will violate the Charter, Articles of Incorporation, Bylaws or Plan of Conversion of the Holding Company or the Bank or any applicable federal or state law or regulation and provided further that Awards may not be granted at any time in which the Bank fails to meet its applicable minimum capital requirements. In the event Plan Shares are forfeited for any reason and unless the Committee decides to return the Plan Shares to the Holding Company, the Committee may, from time to time, determine which of the Employees or Outside Directors referenced in
Section 6.01 above will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Employees or Outside Directors to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Employees or Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to such Employees or Outside Directors, and any other factors the Committee may deem relevant.

     6.03 Form of Allocation. As promptly as practicable after a determination is made pursuant to Section 6.02 that a Plan Share Award is to be made, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The stock certificates for Plan Share Awards shall be registered in the name of the Recipient until forfeited or transferred to the Recipient after such Award has been earned. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

     6.04 Allocations Not Required. Notwithstanding anything to the contrary in Sections 6.01 and 6.02, no Employee or Outside Director shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee, nor shall the Employees or Outside Directors as a group have such a right. The Committee may, with the approval of the Board (or, if so directed by the Board, shall) return all Common Stock in the Plan Share Reserve not yet allocated to the Holding Company at any time, and cease issuing Plan Share Awards.

     6.05. Distribution Election Before Plan Shares Are Earned. Notwithstanding anything contained in the Plan to the contrary, an Employee or an Outside Director who has received an allocation of Plan Shares in accordance with
Article VI may request in writing that the Committee authorize the distribution to him or her of all or a portion of the Plan Shares awarded before the date on which the Plan Shares become earned in accordance with Article VII. The decision as to whether to distribute to any Employee or Outside Director who requests distribution shall be made by the Committee, in its sole discretion. In addition, the distribution shall be subject to the following parameters:

          (a) The Committee shall be required to make a separate determination for each request received by an Employee or Outside Director for distribution.

          (b) Any Plan Shares awarded shall be required to have a legend on the Plan Shares confirming that the Plan Shares are subject to restriction and transfer in accordance with the terms set forth in the Plan. This legend may not be removed until the date that the Plan Shares become earned in accordance with Article VII.

          (c) The Plan Shares distributed shall be voted by the Trustee in accordance with Section 7.04.

          (d) Any cash dividends or other cash distributions paid with respect to the Plan Shares before the date that the Plan Shares are earned shall be paid to the Trustee to be held for the Employee or Outside Director, whichever is applicable, until the date that the Plan Shares are earned.

          (e) At the date on which the Plan Shares are earned, the Trustee may withhold from any cash dividends or other cash distributions held on behalf of such Employee or Outside Director the amount needed to cover any applicable withholding and employment taxes arising at the time that the Plan Shares are earned. If the amount of such cash dividends or distributions is insufficient, the Trustee may require the Employee or Outside Director to pay to the Trustee the amount required to be withheld as a condition of removing the legend on the Plan Shares.

                                   ARTICLE VII
             EARNING AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

     7.01  Earning Plan Shares; Forfeitures.

          (a) General Rules. Plan Shares subject to an Award shall be earned by a Recipient at the rate of twenty percent (20%) of the aggregate number of Shares covered by the Award at the end of each full twelve months of consecutive service with the Bank or an Affiliate after the date of grant of the Award. If the term of service of a Recipient terminates as an Employee, as a Director and as a Director Emeritus prior to the fifth anniversary (or such later date as the Committee shall determine) of the date of grant of an Award for any reason (except as specifically provided in Subsection (b) below or in Section 4.01 hereof), the Recipient shall forfeit the right to earn any Shares subject to the Award which have not theretofore been earned.

               In determining the number of Plan Shares which are earned, fractional shares shall be rounded down to the nearest whole number, provided that such fractional shares shall be aggregated and earned, on the fifth anniversary of the date of grant.

          (b) Exception for Terminations due to Death and Disability. Notwithstanding the general rule contained in Section 7.01(a) above, all Plan Shares subject to a Plan Share Award held by a Recipient whose term of service as an Employee and as a Director or Director Emeritus with the Holding Company, Bank or an Affiliate terminates due to death or Disability shall be deemed earned as of the Recipient's last day of service with the Holding Company, Bank or an Affiliate as a result of such death or Disability.

               (c) Revocation for Misconduct. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee who is discharged from the employ of the Holding Company, Bank or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for cause or, in the case of an Outside Director who is removed from the Board of Directors of the Bank and the Holding Company or an Affiliate for cause (as hereinafter defined), or who is discovered after termination of service as an Outside Director to have engaged in conduct which would have justified removal for cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or order which results in a loss to the Holding Company, Bank or any Affiliate or in a final cease and desist order.

     7.02 Accrual of Dividends. Whenever Plan Shares are paid to a Recipient or Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends or cash distributions and a number of shares of Common Stock or other assets equal to any stock dividends and any other assets distributions declared and paid with respect to a share of Common Stock between the date the Plan Shares are being distributed and the date the Plan Shares were granted. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends or cash distributions so paid out. Until the Plan Shares are vested and distributed to any such Recipient or Beneficiary, such dividends, distributions and net earnings thereon, if any, shall be retained by the Trust.

     7.03  Distribution of Plan Shares.

          (a) Timing of Distributions: General Rule. Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned.

          (b) Form of Distribution. All Plan Shares, together with any shares representing stock dividends, shall be distributed in the form of Common Stock. One share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends and cash or other distributions (and earnings thereon) shall be made in cash or in the form of such non-cash distributions.

          (c) Withholding. The Trustee may withhold from any payment or distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. Alternatively, a Recipient may pay to the Trustee that amount of cash necessary to be withheld in taxes in lieu of any withholding of payments or distribution under the Plan. The Trustee shall pay over to the Holding Company, the Bank or Affiliate which employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

          (d) Cessation of Payment. The Trustee shall cease payment of benefits to Recipients or, if applicable, their Beneficiaries in the event of the Bank's insolvency. The Bank shall be considered insolvent for purposes of this RRP if the Bank is unable to pay its debts as they become due or if a receiver is appointed for the Bank under applicable law. If payments cease by reason of this subsection, payments will be resumed, with appropriate make-up payments, once the Bank ceases to be insolvent but only to the extent the payments were not made directly by the Bank or its Affiliates.

     7.04 Voting of Plan Shares. All shares of Common Stock held by the Trust shall be voted by the Trustee, taking into account the best interests of the Plan Share Award recipients.

                                  ARTICLE VIII
                                      TRUST

     8.01 Trust. The Trustee shall receive, hold, administer, invest and make distributions and disbursements from the Trust in accordance with the provisions of the Plan and Trust and the applicable directions, rules, regulations, procedures and policies established by the Committee pursuant to the Plan.

     8.02 Management of Trust. It is the intent of this Plan and Trust that, subject to the provisions of this Plan, the Trustee shall have complete authority and discretion with respect to the management, control and investment of the Trust, and that the Trustee shall invest all assets of the Trust, except those attributable to cash dividends paid with respect to Plan Shares, in Common Stock to the fullest extent practicable, and except to the extent that the Trustee determines that the holding of monies in cash or cash equivalents is necessary to meet the obligation of the Trust. Neither the Holding Company, the Bank, nor any Affiliate shall exercise any direct or indirect control or influence over the time when, or the prices at which, the Trustee may purchase such shares, the number of shares to be purchased, the manner in which the shares are to be purchased, or the broker (if any) through whom the purchases may be executed. In performing its duties, the Trustee shall have the power to do all things and execute such instruments as may be deemed necessary or proper, including the following powers:

          (a) To invest up to one hundred percent (100%) of all Trust assets in Common Stock without regard to any law now or hereafter in force limiting investments for Trustees or other fiduciaries. The investment authorized herein and in paragraph (b) constitutes the only investment of the Trust, and in making such investment, the Trustee is authorized to purchase Common Stock from the Holding Company or an Affiliate or from any other source and such Common Stock so purchased may be outstanding, newly issued, or treasury shares.

          (b) To invest any Trust assets not otherwise invested in accordance with (a) above in such deposit accounts, and certificates of deposit (including those issued by the Bank), securities of any open-end or closed-end management investment company or investment trust registered under the Investment Company Act of 1940, whether or not the Trustee or any affiliate of the Trustee is being compensated for providing services to the investment company or trust as investment advisor or otherwise, obligations of the United States government or its agencies or such other investments as shall be considered the equivalent of cash.

          (c) To sell, exchange or otherwise dispose of any property at any time held or acquired by the Trust.

          (d) To cause stocks, bonds or other securities to be registered in the name of a nominee, without the addition of words indicating that such security is an asset of the Trust (but accurate records shall be maintained showing that such security is an asset of the Trust).

          (e) To hold cash without interest in such amounts as may be in the opinion of the Trustee reasonable for the proper operation of the Plan and Trust and to hold cash pending investment.

          (f)  To  employ   brokers,   agents,   custodians,   consultants   and
               accountants.

          (g) To hire counsel to render advice with respect to their rights, duties and obligations hereunder, and such other legal services or representation as they may deem desirable.

          (h) To hold funds and securities representing the amounts to be distributed to a Recipient or his or her Beneficiary as a consequence of a dispute as to the disposition thereof, whether in a segregated account or held in common with other assets of the Trust.

     Notwithstanding anything herein contained to the contrary, the Trustee shall not be required to make any inventory, appraisal or settlement or report to any court, or to secure any order of court for the exercise of any power herein contained, or give bond.

     8.03 Records and Accounts. The Trustee shall maintain accurate and detailed records and accounts of all transactions of the Trust, which shall be available at all reasonable times for inspection by any legally entitled person or entity to the extent required by applicable law, or any other person determined by the Committee.

     8.04 Earnings. All earnings, gains and losses with respect to Trust assets shall be allocated, in accordance with a reasonable procedure adopted by the Committee, to bookkeeping accounts for Recipients or to the general account of the Trust, depending on the nature and allocation of the assets generating such earnings, gains and losses. In particular, any earnings on cash dividends or distributions received with respect to shares of Common Stock shall be allocated to accounts for Recipients, if such shares are the subject of outstanding Plan Share Awards, or otherwise to the Plan Share Reserve. Recipients (or their
Beneficiaries) shall not be entitled to any such allocations until the Plan Share Awards to which they relate are vested and distributed to those Recipients (or their Beneficiaries).

     8.05 Expenses. All costs and expenses incurred in the operation and administration of this Plan, including those incurred by the Trustee, shall be borne by the Bank or the Holding Company.

     8.06 Indemnification. The Bank shall indemnify, defend and hold the Trustee harmless against all claims, expenses and liabilities arising out of or related to the exercise of the Trustee's powers and the discharge of its duties hereunder, unless the same shall be due to its negligence or willful misconduct.

                                   ARTICLE IX
                                  MISCELLANEOUS

     9.01 Adjustments for Capital Changes. The aggregate number of Plan Shares available for issuance pursuant to the Plan Share Awards (which, as of the effective date of this Plan, shall not exceed 4% of the shares of the Holding Company's Common Stock issued in the Conversion, including any shares issued at the time of the Conversion to the private foundation being created in connection with the Conversion), and the number of shares to which any Plan Share Award relates shall be proportionately adjusted for any increase or decrease in the total number of outstanding shares of Common Stock issued subsequent to the effective date of the Plan resulting from any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, extraordinary cash or non-cash distribution, or other similar capital adjustment, or other increase or decrease in such shares effected without receipt or payment of consideration, by the Committee.

     9.02 Amendment and Termination of Plan. The Board may, by resolution, at any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Holding Company all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees or Outside Directors to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to the distribution of Common Stock relating to Plan Share Awards already earned, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee.

     9.03 Nontransferable. Plan Share Awards and rights to Plan Shares shall not be transferable by a Recipient other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986, as amended, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03. The assets of the RRP, prior to the distribution of Plan Shares to a Recipient or his or her Beneficiary, shall be subject to the claims of creditors of the Bank. Unless Plan Shares are distributed in accordance with Section 6.05 or 7.03 to a Recipient or his or her Beneficiary, such Recipient or, if applicable, Beneficiary shall not have any right in or claim to any specific assets of the RRP or Trust and shall only be an unsecured creditor of the Bank, nor shall the Holding Company or the Bank be subject to any claim for benefits hereunder.

     9.04 Employment Rights. Neither the Plan nor any grant of a Plan Share Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of, or of any Outside Director to continue in the service of, the Bank, the Holding Company or any Affiliate thereof.

     9.05 Voting and Dividend Rights. No Recipient shall have any voting or dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and
7.04 above, prior to the time said Plan Shares are actually distributed to him.

     9.06 Governing Laws. The Plan and Trust shall be governed by the laws of the State of Indiana, except to the extent governed by federal law, including regulations of the Office of Thrift Supervision. In particular, grants of Plan Share Awards under the Plan shall comply with the requirements of 12 C.F.R. ss. 563b.3(g)(4)(vi) to the extent applicable thereto.

     9.07 Effective Date. This Plan shall be effective as of the date of its approval by the shareholders of the Holding Company.

     9.08 Term of Plan.  This Plan shall  remain in effect  until the earlier of
(1) 21 years from the effective date of its adoption, (2) termination by the Board, or (3) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

     9.09 Tax Status of Trust. It is intended that the trust established hereby be treated as a grantor trust of the Bank under the provisions of Section 671, et seq., of the Internal Revenue Code of 1986, as amended.

     9.10. Compensation. The Trustee shall be entitled to receive fair and reasonable compensation for its services hereunder, as agreed to by the Trustee and the Bank, and shall also be entitled to be reimbursed for all reasonable out-of-pocket expenses, including, but not by way of limitation, legal, actuarial and accounting expenses and all costs and expenses incurred in prosecuting or defending any action concerning the Plan or the Trust or the rights or responsibilities of any person hereunder, brought by or against the Trustee. Such reasonable compensation and expenses shall be paid by the Bank or the Holding Company.

     9.11. Resignation of Trustee. The Trustee may resign at any time by giving sixty (60) calendar days' prior written notice to the Bank, and the Trustee may be removed, with or without cause, by the Bank on sixty (60) calendar days' prior written notice to the Trustee. Such prior written notice may be waived by the party entitled to receive it. Upon any such resignation or removal becoming effective, the Trustee shall render to the Bank a written account of its administration of the Plan and the Trust for the period since the last written accounting and shall do all necessary acts to transfer the assets of the Trust to the successor Trustee or Trustees.

REVOCABLE PROXY                  LINCOLN BANCORP
                         Annual Meeting of Shareholders
                                  July 6, 1999

     The undersigned hereby appoints John M. Baer and Maxwell D. Magee, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Lincoln Bancorp which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at the Guilford Township Community Center, 1500 S. Center Street, Plainfield, Indiana, on Tuesday, July 6, 1999, at 12:00 p.m., and at any and all adjournments thereof, as follows:

1.   The election as directors of all nominees listed below, except as marked to
     the contrary               [ ] FOR  [ ] VOTE WITHHELD

     INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name on the list below:

     Lester N. Bergum, Jr.       Wayne E. Kessler              Dennis W. Dawes
                           (each for a one-year term)

     W. Thomas Harmon           Jerry R. Holifield           John C. Milholland
                           (each for a two-year term)

     David E. Mansfield           T. Tim Unger                   John L. Wyatt
                             (for a three-year term)

2. Approval and Ratification of the Lincoln Bancorp Stock Option Plan
                    [ ]  FOR    [ ] AGAINST    [ ]  ABSTAIN

3. Approval and Ratification of the Lincoln Federal Savings Bank
   Recognition and Retention Plan and Trust.
                    [ ]  FOR    [ ] AGAINST     [ ] ABSTAIN

In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment thereof.

 The Board of Directors recommends a vote "FOR" each of the listed propositions.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

This Proxy may be revoked at any time prior to the voting thereof.

The undersigned acknowledges receipt from Lincoln Bancorp, prior to the execution of this Proxy, of a Notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. __________________, 1999






                ---------------------------        -----------------------------
                Print Name of Shareholder          Print Name of Shareholder



                ---------------------------        -----------------------------
                Signature of Shareholder           Signature of Shareholder

                Please sign as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.